Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS THIRD QUARTER FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL NOVEMBER 5, 2015 AT 12:00 P.M. ET

BATON ROUGE, Louisiana (November 4, 2015) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three and nine-month periods ended September 30, 2015.

Three-Month Periods Ended September 30, 2015 and 2014

•	After adding back for the 2015 period, $5.1 million ($3.1 million, net of income tax ) or $0.09 per diluted share and after adding back for the 2014 period $1.0 million ($0.6 million, net of income tax) or $0.02 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $326.4 million compared to $300.3 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $11.5 million compared to net income from continuing operations of $9.1 million in 2014. (Net income from continuing operations attributable to Amedisys, Inc. of $8.4 million compared to net income from continuing operations attributable to Amedisys, Inc. of $8.4 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.34 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.28 per diluted share in 2014. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share $0.25 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.26 per diluted share in 2014 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $26.4 million compared to $23.8 million in 2014.

Nine-Month Periods Ended September 30, 2015 and 2014

•	After adding back for the 2015 period, $85.6 million ($51.8 million, net of income tax ) or $1.57 per diluted share and for the 2014 period $17.9 million ($11.0 million, net of income tax) or $0.34 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $942.2 million compared to $904.0 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $35.8 million compared to net income from continuing operations of $14.9 million in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. of $15.9 million compared to net income from continuing operations attributable to Amedisys, Inc. of $3.9 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $1.09 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.46 per diluted share in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.48 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.12 per diluted share in 2014 on a GAAP basis.)

•	EBITDA of $84.4 million compared to $51.4 million in 2014.

Paul B. Kusserow, President and Chief Executive Officer stated, “We are encouraged by the company’s continued strong performance in the third quarter. Both segments achieved significant revenue growth and we have continued to make investments that will position us well to capitalize on future opportunities supporting our long-term strategic vision. I would like to thank our dedicated employees for their unwavering commitment to the patients we serve.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 12:00 p.m. ET, Thursday, November 5, 2015 to either (877) 524-8416 (Toll free) or (412) 902-1028 (Toll). A replay of the conference call will be available through December 2, 2015 by dialing (877) 660-6853 (Toll free) or (201) 612-7415 (Toll) and entering conference ID #13622135.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	September 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$57,051	$8,032
Patient accounts receivable, net of allowance for doubtful accounts of $14,753 and $14,317	121,744	99,325
Prepaid expenses	10,402	8,493
Deferred income taxes	1,953	—
Other current assets	5,641	19,708
Assets held for sale	19,650	—

Total current assets	216,441	135,558

Property and equipment, net of accumulated depreciation of $140,363 and $146,438	41,485	137,455
Goodwill	211,109	205,587
Intangible assets, net of accumulated amortization of $25,379 and $25,374	33,150	33,193
Deferred income taxes	129,992	124,788
Other assets, net	34,259	33,161

Total assets	$666,436	$669,742

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$24,226	$16,056
Payroll and employee benefits	74,050	75,553
Accrued expenses	69,188	56,329
Current portion of long-term obligations	3,750	12,000
Current portion of deferred income taxes	—	2,385

Total current liabilities	171,214	162,323
Long-term obligations, less current portion	96,250	104,372
Other long-term obligations	4,998	5,285

Total liabilities	272,462	271,980

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,726,207 and 34,569,526 shares issued; and 33,672,216 and 33,594,572 shares outstanding	35	35
Additional paid-in capital	495,827	481,762
Treasury stock at cost, 1,053,991 and 974,954 shares of common stock	(22,029)	(19,860)
Accumulated other comprehensive income	15	15
Retained earnings	(80,717)	(64,785)

Total Amedisys, Inc. stockholders’ equity	393,131	397,167
Noncontrolling interests	843	595

Total equity	393,974	397,762

Total liabilities and equity	$666,436	$669,742

Statement of Operations Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2015	2014	2015	2014
Net service revenue	$326,450	$300,281	$942,174	$904,026
Cost of service, excluding depreciation and amortization	186,772	170,159	533,432	519,686
General and administrative expenses:
Salaries and benefits	69,993	69,461	209,797	224,032
Non-cash compensation	3,060	1,697	7,637	3,197
Other	39,551	32,018	114,734	110,240
Provision for doubtful accounts	3,638	4,183	9,370	13,318
Depreciation and amortization	4,646	6,515	15,798	22,109
Asset impairment charge	2,075	—	77,268	2,208

Operating expenses	309,735	284,033	968,036	894,790

Operating income (loss)	16,715	16,248	(25,862)	9,236
Other (expense) income:
Interest income	7	24	33	46
Interest expense	(4,936)	(2,990)	(9,778)	(5,603)
Equity in earnings from equity investments	1,924	563	8,701	2,234
Miscellaneous, net	1,330	110	3,962	544

Total other (expense) income, net	(1,675)	(2,293)	2,918	(2,779)

Income (loss) before income taxes	15,040	13,955	(22,944)	6,457
Income tax (expense) benefit	(6,465)	(5,358)	7,560	(2,483)

Income (loss) from continuing operations	8,575	8,597	(15,384)	3,974
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss)	8,575	8,597	(15,384)	3,758
Net income attributable to noncontrolling interests	(135)	(158)	(548)	(117)

Net income (loss) attributable to Amedisys, Inc.	$8,440	$8,439	$(15,932)	$3,641

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.25	$0.26	$(0.48)	$0.12
Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.25	$0.26	$(0.48)	$0.11

Weighted average shares outstanding	33,128	32,468	32,957	32,194

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.25	$0.26	$(0.48)	$0.12
Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.25	$0.26	$(0.48)	$0.11

Weighted average shares outstanding	33,631	32,934	32,957	32,690

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$8,440	$8,439	$(15,932)	$3,857
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss)	$8,440	$8,439	$(15,932)	$3,641

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2015	2014	2015	2014
Net cash provided by (used in) operating activities	$30,704	$25,342	$87,741	$(70,129)
Net cash (used in) provided by investing activities	(8,037)	230	(19,859)	(9,162)
Net cash provided (used in) by financing activities	1,183	(31,255)	(18,863)	67,530

Net increase (decrease) in cash and cash equivalents	23,850	(5,683)	49,019	(11,761)
Cash and cash equivalents at beginning of period	33,201	11,225	8,032	17,303

Cash and cash equivalents at end of period	$57,051	$5,542	$57,051	$5,542

Days revenue outstanding, net (1)	33.1	30.5	33.1	30.5

(1)	Our calculation of days revenue outstanding, net at September 30, 2015 and 2014 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended September 30, 2015 and 2014, respectively.

Supplemental Information - Home Health

	For the Three-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Medicare	$190.2	$185.4
Non-Medicare	63.2	51.8

Net service revenue	253.4	237.2
Cost of service	150.0	137.4

Gross margin	103.4	99.8
Other operating expenses	70.0	69.3

Operating income	$33.4	$30.5

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	3%	5%
Admissions	4%	2%
Recertifications	0%	5%
Total (3):
Admissions	44,434	42,770
Recertifications	25,420	25,407
Completed episodes	67,288	67,316
Visits	1,208,853	1,190,962
Average revenue per completed episode including sequestration (4)	$2,821	$2,777
Visits per completed episode (5)	17.5	17.3

Non-Medicare:
Same Store Volume (2):
Revenue	22%	31%
Admissions	21%	26%
Recertifications	15%	24%
Total (3):
Admissions	24,792	20,585
Recertifications	9,447	8,238
Visits	504,441	416,038

Total (3):
Cost per Visit	$87.54	$85.47
Visits	1,713,294	1,607,000

	For the Nine-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Medicare	$565.8	$565.5
Non-Medicare	176.8	151.9

Net service revenue	742.6	717.4
Cost of service	431.0	420.7

Gross margin	311.6	296.7
Other operating expenses	204.0	225.2

Operating income before impairment (1)	$107.6	$71.5

Key Statistical Data:
Medicare:
Same Store Volume (2):
Revenue	2%	0%
Admissions	2%	0%
Recertifications	(2%)	0%
Total (3):
Admissions	133,973	134,317
Recertifications	74,386	77,468
Completed episodes	200,301	205,939
Visits	3,580,751	3,620,779
Average revenue per completed episode including sequestration (4)	$2,816	$2,763
Visits per completed episode (5)	17.4	17.2

Non-Medicare:
Same Store Volume (2):
Revenue	19%	17%
Admissions	17%	15%
Recertifications	13%	10%
Total (3):
Admissions	71,733	62,596
Recertifications	26,072	23,746
Visits	1,424,595	1,218,659

Total (3):
Cost per Visit	$86.10	$86.92
Visits	5,005,346	4,839,438

(1)	Operating income of $70.3 million on a GAAP basis for the nine-month period ended September 30, 2014.
(2)	Same store Medicare and Non-Medicare revenue, admissions or recertifications volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(3)	Based on continuing operations for all periods presented.
(4)	Average Medicare revenue per completed episode including sequestration is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Medicare	$68.6	$59.0
Non-Medicare	4.4	4.1

Net service revenue	73.0	63.1
Cost of service	36.8	32.8

Gross margin	36.2	30.3
Other operating expenses	16.9	14.7

Operating income	$19.3	$15.6

Key Statistical Data:
Same Store Volume (2):
Medicare revenue	17%	3%
Non-Medicare revenue	14%	15%
Hospice admits	26%	(3%)
Average daily census	17%	(3%)
Total (3):
Hospice admits	4,962	4,002
Average daily census	5,346	4,608
Revenue per day	$148.47	$148.74
Cost of service per day	$74.82	$77.38
Average length of stay	92	100

	For the Nine-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Medicare	$187.6	$175.1
Non-Medicare	12.0	11.5

Net service revenue	199.6	186.6
Cost of service	102.4	99.0

Gross margin	97.2	87.6
Other operating expenses	48.2	47.4

Operating income before impairment (1)	$49.0	$40.2

Key Statistical Data:
Same Store Volume (2):
Medicare revenue	10%	(2%)
Non-Medicare revenue	11%	6%
Hospice admits	14%	(4%)
Average daily census	8%	(4%)
Total (3):
Hospice admits	14,239	12,947
Average daily census	4,947	4,668
Revenue per day	$147.79	$146.42
Cost of service per day	$75.87	$77.70
Average length of stay	90	100

(1)	Operating income of $39.2 million on a GAAP basis for the nine-month period ended September 30, 2014.
(2)	Same store Medicare and Non-Medicare revenue, Hospice admits or average daily census volume is the percent increase in our Medicare and Non-Medicare revenue, Hospice admits or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admits or average daily census of the prior period.
(3)	Based on continuing operations for all periods presented.

Supplemental Information - Corporate

	For the Three-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Other operating expenses	$30.8	$26.0
Depreciation and amortization	3.1	3.9

Total before impairment (1)	$33.9	$29.9

	For the Nine-Month Periods Ended September 30,
	2015	2014
Financial Information (in millions):
Other operating expenses	$94.3	$86.8
Depreciation and amortization	10.8	13.5

Total before impairment (1)	$105.1	$100.3

(1)	Total of $36.0 million on a GAAP basis for the three-month period ended September 30, 2015 (including $2.1 million asset impairment charge). Total of $182.4 million on a GAAP basis for the nine-month period ended September 30, 2015 (including $77.3 million asset impairment charge).

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$8,440	$8,439	$(15,932)	$3,641
Less:
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	8,440	8,439	(15,932)	3,857
Add:
Income tax expense (benefit)	6,465	5,358	(7,560)	2,483
Interest expense, net	4,929	2,966	9,745	5,557
Depreciation and amortization	4,646	6,515	15,798	22,109

EBITDA (1)	24,480	23,278	2,051	34,006
Add:
Certain items (2)	5,100	1,003	85,567	17,887
Write off of deferred debt issuance costs/call premium payment (2)	(3,212)	(488)	(3,212)	(488)

Adjusted EBITDA (3)	$26,368	$23,793	$84,406	$51,405

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$8,440	$8,439	$(15,932)	$3,641
Less:
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	8,440	8,439	(15,932)	3,857
Add:
Certain items (2)	3,086	618	51,768	11,018

Adjusted net income from continuing operations attributable to Amedisys, Inc. (4)	$11,526	$9,057	$35,836	$14,875

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.25	$0.26	$(0.48)	$0.11
Less:
Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.25	0.26	(0.48)	0.12
Add:
Certain items (2)	0.09	0.02	1.57	0.34

Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (5)	$0.34	$0.28	$1.09	$0.46

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

(2)	The following details the certain other items for the three and nine-month periods ended September 30, 2015 and 2014:

	For the Three-Month Period Ended September 30, 2015			For the Nine-Month Period Ended September 30, 2015
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Life insurance proceeds	$—	$—	$—	$(1,044)	$(632)	$(0.02)
Partial claim recovery	—	—	—	(1,125)	(681)	(0.02)
Legal settlement	(1,014)	(613)	(0.02)	(1,014)	(613)	(0.02)
Inventory and Data Security Reporting	—	—	—	2,121	1,283	0.04
Wage and Hour litigation	—	—	—	8,000	4,840	0.15
Unrealized gain on investment	(1,379)	(835)	(0.03)	(6,736)	(4,076)	(0.12)
Asset impairment charge	2,075	1,255	0.04	77,268	46,747	1.42
Legal fees - Department of Justice matter	286	173	—	286	173	—
HCHB implementation	2,048	1,239	0.04	2,048	1,239	0.04
Write off of deferred debt issuance costs/call premium payment	3,212	1,944	0.06	3,212	1,944	0.06
Gain on sale of care centers	(184)	(111)	—	(184)	(111)	—
Exit and restructuring activity costs	56	34	—	2,735	1,655	0.05

Total	$5,100	$3,086	$0.09	$85,567	$51,768	$1.57

	For the Three-Month Period Ended September 30, 2014			For the Nine-Month Period Ended September 30, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Asset impairment charge	$—	$—	$—	$2,208	$1,360	$0.04
Exit and restructuring activity costs	—	—	—	9,954	6,132	0.19
Relator fees	—	—	—	3,938	2,426	0.07
OIG Self-Disclosure	—	—	—	1,450	893	0.03
Software write-off	—	—	—	1,465	902	0.03
Gain on sale of care centers	—	—	—	(2,131)	(1,313)	(0.04)
Write off of deferred debt issuance costs	488	301	0.01	488	301	0.01
Loss on disposal of in-patient facility	515	317	0.01	515	317	0.01

Total	$1,003	$618	$0.02	$17,887	$11,018	$0.34

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.